Exhibit 10.1

EIGHTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of March 29, 2017

among

GULFPORT ENERGY CORPORATION,

as Borrower,

THE BANK OF NOVA SCOTIA,

as Administrative Agent

and

The Lenders Party Hereto

THE BANK OF NOVA SCOTIA, KEYBANK NATIONAL ASSOCIATION,

and PNC BANK, NATIONAL ASSOCIATION,

as Joint Lead Arrangers and Joint Bookrunners

KEYBANK NATIONAL ASSOCIATION and

PNC BANK, NATIONAL ASSOCIATION,

as Co-Syndication Agents

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

WELLS FARGO BANK, N.A. and

BARCLAYS BANK PLC,

as Co-Documentation Agents

EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of March 29, 2017, among GULFPORT ENERGY CORPORATION, a Delaware corporation (“Borrower”), THE BANK OF NOVA SCOTIA, as Administrative Agent (“Administrative Agent”) and L/C Issuer, and the Lenders party hereto.

R E C I T A L S

A.    Borrower, the financial institutions signing as Lenders thereto, Administrative Agent and the other agents party thereto are parties to an Amended and Restated Credit Agreement dated as of December 27, 2013, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 23, 2014, a Second Amendment to Amended and Restated Credit Agreement dated as of November 26, 2014, a Third Amendment to Amended and Restated Credit Agreement dated as of April 10, 2015, a Fourth Amendment to Amended and Restated Credit Agreement and Limited Consent and Waiver dated as of May 29, 2015, a Fifth Amendment to Amended and Restated Credit Agreement dated as of September 18, 2015, a Sixth Amendment to Amended and Restated Credit Agreement dated as of February 19, 2016, and a Seventh Amendment to Amended and Restated Credit Agreement dated as of December 13, 2016 (collectively, the “Original Credit Agreement”; the Original Credit Agreement as amended by this Amendment is referred to herein as the “Credit Agreement”).

B.    The Lenders party hereto constitute Majority Lenders.

C.    The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, from and after the Effective Date, (i) all references in the Original Credit Agreement and, where appropriate in the context, in the other Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended and waived by this Amendment, as the same may hereafter be amended and waived from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended and waived by the Modification Papers, as the same may hereafter be amended and waived from time to time. In addition, the following terms have the meanings set forth below:

“Effective Date” means the date on which the conditions specified in Section 2 below are satisfied (or waived in writing by the Administrative Agent).

“Modification Papers” means this Amendment, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

2.    Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

(a)    Eighth Amendment to Credit Agreement. This Amendment shall have been duly executed and delivered by each of the parties hereto.

EIGHTH AMENDMENT – Page 1

(b)    Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

3.    Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a)    The definition of EBITDAX contained in Section 1.01 of the Original Credit Agreement shall be amended to read in its entirety as follows:

“‘EBITDAX’ means net income, excluding (i) any non-cash revenue or expense associated with Swap Contracts resulting from ASC 815 and (ii) any cash or non-cash revenue or expense attributable to minority investments, plus without duplication and, in the case of expenses, to the extent deducted from revenues in determining net income, the sum of (a) the aggregate amount of consolidated Interest Expense for such period, (b) the aggregate amount of income, franchise, capital or similar tax expense (other than ad valorem taxes) for such period, (c) all amounts attributable to depletion, depreciation, amortization and asset or goodwill impairment or writedown for such period, (d) all other non-cash charges, (e) exploration costs deducted in determining net income under successful efforts accounting, (f) actual cash distributions received from minority investments (but, for the avoidance of doubt, not including proceeds received from Dispositions of such minority investments), (g) to the extent actually reimbursed by insurance, expenses with respect to liability on casualty events or business interruption, and (h) all reasonable transaction expenses related to Dispositions and acquisitions of assets, investments and debt and equity offerings by any Loan Party (in each case whether or not successful, provided that expenses related to unsuccessful Dispositions shall be limited to $3,000,000 in the aggregate for the period from the Closing Date to the Maturity Date), all determined on a consolidated basis with respect to Borrower and its Subsidiaries in accordance with GAAP, using the results of the twelve-month period ending with that reporting period. For the purposes of calculating EBITDAX for any test period of four consecutive fiscal quarters (each, a “Reference Period”), (i) if during such Reference Period Borrower or any Subsidiary shall have made a Material Disposition or Material Acquisition, EBITDAX for such Reference Period shall be calculated on a pro forma basis as if such Material Disposition or Material Acquisition had occurred on the first day of such Reference Period, and (ii) solely with respect to calculations made in connection with determining pro forma compliance with covenants set forth in the Loan Documents, EBITDAX for a Reference Period shall be calculated on a pro forma basis as if Material Dispositions and Material Acquisitions made during or after the end of the Reference Period but on or before the date of determination had occurred on the first day of such Reference Period.”

(b)    The following definitions shall be added in appropriate alphabetical order to Section 1.01 of the Original Credit Agreement to read in their respective entireties as follows:

“‘Material Acquisition’ means any acquisition of property or series of related acquisitions of properties (including by way of merger or consolidation) that involves the payment of consideration by Borrower and its Subsidiaries in excess of $50,000,000.

EIGHTH AMENDMENT – Page 2

‘Material Disposition’ means any Disposition of property or series of related Dispositions of properties that yields gross proceeds to Borrower or any of its Subsidiaries in excess of $50,000,000.”

4.    Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof; and (c) no Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment. In addition, Borrower represents that after giving effect to the Modification Papers, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such additional materiality qualification) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such additional materiality qualification, as applicable) as of such earlier date.

5.    No Further Amendments. Except as previously amended or waived in writing or as amended or waived hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties thereto.

6.    Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations, in each case as amended and waived hereby, are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender that is a party hereto do hereby adopt, ratify and confirm the Original Credit Agreement, as amended and waived hereby, and acknowledge and agree that the Original Credit Agreement, as amended and waived hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement and under the other Loan Documents, in each case as amended and waived hereby, are not impaired in any respect by this Amendment.

7.    Limitation on Agreements. The consents, waivers and modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the other Loan Documents, or (b) to prejudice any other right or rights that Administrative Agent or the Lenders now have or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended and waived hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

8.    Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

9.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

EIGHTH AMENDMENT – Page 3

10.    Incorporation of Certain Provisions by Reference. The provisions of Section 11.15 of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16 of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.

11.    Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

EIGHTH AMENDMENT – Page 4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER

GULFPORT ENERGY CORPORATION

By:	/s/ Keri Crowell
Keri Crowell
Chief Financial Officer

EIGHTH AMENDMENT – Signature Page S-1

ADMINISTRATIVE AGENT:

THE BANK OF NOVA SCOTIA, as Administrative Agent and L/C Issuer

By:	/s/ Alan Dawson
Alan Dawson
Director

LENDERS:

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Alan Dawson
Director

EIGHTH AMENDMENT – Signature Page S-2

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

EIGHTH AMENDMENT – Signature Page S-3

CREDIT SUISSE AG,
Cayman Islands Branch, as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
Name:	Warren Van Heyst
Title:	Authorized Signatory

EIGHTH AMENDMENT – Signature Page S-4

BARCLAYS BANK PLC, as a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

EIGHTH AMENDMENT – Signature Page S-5

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ David C. Brooks
Name:	David C. Brooks
Title:	Director

EIGHTH AMENDMENT – Signature Page S-6

ZB, N.A. dba AMEGY BANK, as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President – Amegy Bank Division

EIGHTH AMENDMENT – Signature Page S-7

COMPASS BANK, as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Managing Director

EIGHTH AMENDMENT – Signature Page S-8

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sandra Aultman
Name:	Sandra Aultman
Title:	Managing Director

EIGHTH AMENDMENT – Signature Page S-9

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nicholas T. Hanford
Name:	Nicholas T. Hanford
Title:	Vice President

EIGHTH AMENDMENT – Signature Page S-10

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Kyle Lewis
Name:	Kyle Lewis
Title:	Vice President

EIGHTH AMENDMENT – Signature Page S-11

IBERIABANK, as a Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Senior Vice President

EIGHTH AMENDMENT – Signature Page S-12

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Vice President

EIGHTH AMENDMENT – Signature Page S-13

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger
Name:	John Krenger
Title:	Vice President

EIGHTH AMENDMENT – Signature Page S-14